Exhibit 10.27
AMENDMENT 4
Effective Date: July 25, 2003
This Amendment 4 becomes part of the PRODUCT LICENSE AND DISTRIBUTION (the “Agreement”), dated December 10, 2001, between NSI and Dell Computer Corporation (“Dell”). The term of this Amendment 4 is six (6) months from the effective date of this Amendment 4.
▪       Whereas, NSI and Dell wish to modify certain provisions regarding NSI Products, the Agreement shall be modified as follows:
       The following should be added to Exhibit A — Licensed Software:
▪	Double-Take® for Windows
Each participating Dell Segment will be able to sublicense and distribute one (1) license of Double-Take® for Windows with each Dell CX200 that the participating Dell Segment ships. Dell shall pay NSI * for each Double-Take® for Windows license sublicensed and distributed under this Amendment #4 Such license can only be utilized as a target for replication on a single NAS or Server that is attached to a CX200.

Network Specialists Inc.		Dell Computer Corporation

Date: 11/13/03		Date: 12/2/03

Signature:	/s/ Scott Meyers	Signature:	/s/ Zita Cassizzi

Print Name: Scott Meyers		Print Name: Zita Cassizzi

Title: COO		Title: Director S&P Marketing

Fax Number: (201) 656 2727		Fax Number:

*	Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933.